Institutional Class Shares CHIIX
Class C Shares CAHIX*
Class A Shares CHHAX

* Class C Shares were formerly known as the Advisor Class Shares.

Cavalier Hedged High Income Fund

A series of the
Starboard Investment Trust

SUMMARY PROSPECTUS
 March 16, 2018
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund online at http://www.ncfunds.com/fundpages/800.htm.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund's Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.
INVESTMENT OBJECTIVES
The Cavalier Hedged High Income Fund (the "Fund") seeks to achieve current income and real return.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Class C	Class A
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None	None	4.50%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	1.00%	None
Redemption Fee (as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses[1]
	Institutional	Class C	Class A
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	1.00%	0.25%
Other Expenses	3.46%	3.46%	3.46%
Acquired Fund Fees and Expenses[2]	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses	4.77%	5.77%	5.02%
Less Fee Waiver and/or Expense Limitation[3]	3.21%	3.21%	3.21%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.56%	2.56%	1.81%
1. The expense information in the table has been restated to reflect current fees rather than the fees in effect during the previous fiscal year.
2. "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
3.  Cavalier Investments, LLC, the investment advisor to the Fund (the "Advisor"), has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, acquired fund fees and expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.25% of the average daily net assets of the Fund for each of the share classes. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs September 30, 2019, and may be terminated by the Board of Trustees of the Fund (the "Board" or the  "Trustees"). The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The Example includes the Fund's contractual expense limitation through September 30, 2019.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$159	$1,148	$2,141	$4,646
Class C	$359	$1,432	$2,587	$5,398
Class A	$626	$1,615	$2,604	$5,074

You would pay the following expenses if you did not redeem your shares:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$159	$1,148	$2,141	$4,646
Class C	$259	$1,432	$2,587	$5,398
Class A	$626	$1,615	$2,604	$5,074
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.  During the most recent fiscal period, the Fund's portfolio turnover rate was 184.78% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund's portfolio managers seek to achieve the Fund's investment objective of current income and real return by investing in mutual, exchange-traded, and/or closed end funds that are registered under the Investment Company Act of 1940, as amended (the "1940 Act") and not affiliated with the Fund ("Portfolio Funds") or making direct investments in portfolio securities based upon institutional research. The Fund may invest in Master Limited Partnerships ("MLPs"), Real Estate Investment Trusts ("REITs"), and Limited Partnerships that the portfolio managers believe will generate income. The Fund is considered "diversified" under the 1940 Act.
The investments of the Fund and Portfolio Funds will be comprised primarily of fixed income securities, principally consisting of bonds, corporate debt securities, and government securities. Such investments will frequently include high yield corporate bonds (or "junk bonds"), emerging market debt, and mortgage- and asset-backed securities. The Fund will invest a significant amount of its assets in securities that are rated below investment grade at the time of investment. The Fund and Portfolio Funds may invest in fixed income securities of any maturity and any credit rating, including bonds of issuers in default. The Fund and Portfolio Funds may occasionally invest in inverse high yield investments (which attempt to short high yield or "junk" bonds) to provide a hedge to the portfolio during negative credit events, such as when an increase in the default rates of any of the U.S. high yield sectors occurs or when there is an increase in the high yield bond spread. A high yield bond spread is the percentage difference in current yields of various classes of high-yield bonds compared to investment-grade corporate bonds or another benchmark bond measure. The inverse high yield investments that the Fund and Portfolio Funds may invest in are exchange-traded funds ("ETFs") that provide inverse exposure to high yield or "junk" bond markets. The Fund and Portfolio Funds do not have an established average portfolio duration and the average portfolio durations will vary. The Fund and Portfolio Funds will not be limited in their investments by sector criteria, and may invest in foreign securities, including foreign securities in emerging markets. The Portfolio Funds in which the Fund invests will have an investment objective similar to the Fund's or will otherwise hold permitted investments under the Fund's investment policies. Although the Fund principally invests in Portfolio Funds with no sales related expenses or very low sales related expenses, the Fund is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees.

The portfolio manager will sell a Portfolio Fund when a more attractive investment opportunity is identified or the Fund's portfolio needs to be rebalanced.  Decisions by the Advisor or Sub-Advisor to sell other portfolio securities will be based upon institutional research. As a result of this strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund's performance due to higher transaction costs and taxes.  Portfolio turnover will not be a limiting factor in making investment decisions.
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency The Fund will be subject to the following principal risks:
Closed-End Fund Risk.  Closed-end funds involve investment risks different from those associated with other investment companies. First, the shares of closed-end funds frequently trade at a premium or discount relative to their net asset value.  When the Fund purchases shares of a closed-end fund at a discount to its net asset value, there can be no assurance that the discount will decrease, and it is possible that the discount may increase and affect whether the Fund will a realize gain or loss on the investment.  Second, many closed-end funds use leverage, or borrowed money, to try to increase returns. Leverage is a speculative technique and its use by a closed-end fund entails greater risk and leads to a more volatile share price.  If a close-end fund uses leverage, increases and decreases in the value of its share price will be magnified.  The closed-end fund will also have to pay interest or dividends on its leverage, reducing the closed-end fund's return.  Third, many closed-end funds have a policy of distributing a fixed percentage of net assets regardless of the fund's actual interest income and capital gains.  Consequently, distributions by a closed-end fund may include a return of capital, which would reduce the fund's net asset value and its earnings capacity.  Finally, closed-end funds are allowed to invest in a greater amount of illiquid securities than open-end mutual funds.  Investments in illiquid securities pose risks related to uncertainty in valuations, volatile market prices, and limitations on resale that may have an adverse effect on the ability of the fund to dispose of the securities promptly or at reasonable prices.
Control of Portfolio Funds Risk.  The Portfolio Funds each have their own unique investment objective, strategies, and risks.  There is no guarantee that the Portfolio Funds will achieve their investment objectives and the Fund has exposure to the investment risks of the Portfolio Funds in direct proportion to the allocation of assets among the funds.  The investment policies of the Portfolio Funds may differ from the Fund's policies.
Although the Fund and the Advisor will evaluate regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund's investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  The investment advisor to each Portfolio Fund may change aspects of its investment strategies at any time.  The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a Portfolio Fund.

Corporate Debt Securities Risk.  The Fund and Portfolio Funds may invest in corporate debt securities.  Corporate debt securities are fixed income securities issued by businesses.  Notes, bonds, debentures, and commercial paper are the most prevalent types of corporate debt securities.  The credit risks of corporate debt securities vary widely among issuers.  In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment, meaning that issuers might not make payments on subordinated securities while continuing to make payments on senior securities or, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.
Cybersecurity Risk. As part of its business, the Advisor processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk.  The Fund and the Portfolio Funds held by the Fund may use derivative instruments (specifically options for the purpose of hedging), which derive their value from the value of an underlying security, currency, or index.  Derivative instruments involve risks different from direct investments in the underlying assets, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid.
ETFs Risk.  The Fund's investment in exchange-traded funds ("ETFs") may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale.
Fixed Income Risk.  Investments by the Fund and Portfolio Funds in fixed income securities will subject the Fund to the risks associated with such investments.  The prices of these securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers.  Fixed income securities tend to decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities.  Also, longer-term securities are more volatile, so the average maturity or duration of these securities affects risk.  Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt.  The lower the rating of a debt security, the greater its risks. Debt instruments rated below investment grade or debt instruments that are unrated and determined by the Advisor to be of comparable quality are predominantly speculative. These instruments, commonly known as "junk bonds," have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

Foreign Securities and Emerging Markets Risk.  The Fund and Portfolio Funds may have significant investments in foreign securities, which have investment risks different from those associated with domestic securities.  The value of foreign investments may be affected by the value of the local currency relative to the U.S. dollar, changes in exchange control regulations, application of foreign tax laws, changes in governmental economic or monetary policy, or changed circumstances in dealings between nations.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.  In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.
Fund of Funds Risk.  The Fund may operate as a "fund of funds."  The term "fund of funds" is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies, including open-end mutual funds, closed-end funds, and exchange-traded funds.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses.  Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund's direct fees and expenses.  The Fund's performance depends in part upon the performance of the investment advisor to each Portfolio Fund, the strategies and instruments used by the Portfolio Funds, and the Advisor's ability to select Portfolio Funds and effectively allocate fund assets among them.
High-Yield Risk.  The Fund and Portfolio Funds may invest in junk bonds, including bonds of issuers in default, and other fixed income securities that are rated below investment grade.  Securities in this rating category are speculative and are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.  Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.  The retail secondary market for junk bonds may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices.  Additionally, these instruments are unsecured and may be subordinated to other creditor's claims.
Inflation Risk.  Fixed income securities held by the Fund and Portfolio Funds are subject to inflation risk.  Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less.  This potential decrease in market value of fixed income securities would result in a loss in the value of the Fund's portfolio.

Interest Rate Risk.  Interest rates may rise resulting in a decrease in the value of the fixed income securities held by the Fund and Portfolio Funds or may fall resulting in an increase in the value of such securities.  Fixed income securities with longer maturities involve greater risk than those with shorter maturities.
Investment Advisor Risk.  The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives. The Advisor became a registered investment advisor with the U.S. Securities and Exchange Commission (the "SEC") in 2015. The Advisor does not have previous experience managing an investment company registered under the 1940 Act. The portfolio managers' experience is discussed in the section of this prospectus entitled "Management of the Funds – Investment Advisor."
Leverage Risk.  While the Fund will not utilize leverage (i.e., borrowing) when making investments, the Portfolio Funds held by the Fund may utilize leverage to acquire their underlying portfolio investments.  The use of leverage may exaggerate changes in a Portfolio Fund's share price and the return on its investments.  Accordingly, the value of the Fund's investments in Portfolio Funds may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified.  Borrowing also leads to additional interest expense and other fees that increase the Portfolio Fund's expenses.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund's performance per share will change daily in response to such factors.
MLPs Risk. An investment in MLPs involves risk that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of equity securities issued by MLPs have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of such equity securities have more limited control and limited rights to vote on matters affecting the partnership. In addition, certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.
Mortgage-Backed Securities Risk. Mortgage-backed securities risk refers to the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

Portfolio Turnover Risk.  The Advisor will sell Portfolio Funds and other securities when it is in the best interest of the Fund and its shareholders to do so without regard to the length of time they have been held.  As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.
REIT Risk. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally, including poor performance by the REIT's manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code of 1986, as amended or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow.  REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.
Risks from Purchasing Options.  If a call or put option purchased by the Fund or a Portfolio Fund is not sold when it has remaining value and if the market price of the underlying security, in the case of a call, remains less than or equal to the exercise price, or, in the case of a put, remains equal to or greater than the exercise price, the entire investment in the option will be lost.  There is no assurance that a liquid market will exist when the Fund or a Portfolio Fund seeks to close out an option position.  Where a position in a purchased option is used as a hedge against price movements in a related position, the price of the option may move more or less than the price of the related position.
Risks from Writing Options.  The Fund, as well as the Portfolio Funds in which it invests, may sell, or "write," option contracts.  Writing option contracts can result in losses that exceed the initial investment and may lead to additional turnover and higher tax liability.  The risk involved in writing a call option is that there could be an increase in the market value of the security.  If this occurred, the option could be exercised and the underlying security would then be sold by the Fund or Portfolio Funds at a lower price than its current market value.  Similarly, while writing call options can reduce the risk of owning stocks, such a strategy limits the opportunity of the Fund or Portfolio Funds to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option.  The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security.  If this occurred, the option could be exercised and the underlying security would then be sold to the Fund or Portfolio Funds at a higher price than its current market value.  There is no assurance that a liquid market will exist when the Fund or Portfolio Funds seek to close out an option position.  Where a position in a written option is used as a hedge against price movements in a related position, the price of the option may move more or less than the price of the related position.
Short Sales Risk.  While the Fund will not short individual securities, the Portfolio Funds held by the Fund may sell securities short.  A short sale is a transaction in which the Portfolio Fund sells a security it does not own but has borrowed in anticipation that the market price of the security will decline.  The Portfolio Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Portfolio Fund sold the security.

PERFORMANCE INFORMATION
The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund's Institutional Class Shares performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund's results can be obtained by visiting http://www.ncfunds.com/fundpages/854.htm for the Institutional Class Shares, by visiting http://www.ncfunds.com/fundpages/855.htm for the Class C Shares, by visiting http://www.ncfunds.com/fundpages/879.htm for the Class A Shares.

Institutional Class
 Calendar Year Returns

During the periods shown in the bar chart above the Fund's highest quarterly return was 7.12% (quarter ended March 31, 2017) and the Fund's lowest quarterly return was -4.86% (quarter ended December 31, 2014).  The Fund's year-to-date return as of December 31, 2017 (the end of the most recent calendar quarter) was 9.28%.
Average Annual Total Returns Periods Ended December 31, 2017	Past 1 Year	Past 5 Years	Since Inception*
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	9.28% 7.35% 5.24%	5.16% 3.07% 3.01%	4.91% 2.87% 2.84%
Barclays Capital Global High-Yield Index (reflects no deductions for fees and expenses)	10.43%	5.67%	6.16%

Average Annual Total Returns Periods Ended December 31, 2017	Past 1 Year	Past 5 Years	Since Inception*
Bank of America Merrill Lynch US High Yield Index** (reflects no deductions for fees and expenses)	7.47%	5.80%	5.99%
Class C Shares Before taxes	8.22%	4.00%	4.00%
Barclays Capital Global High-Yield Index (reflects no deductions for fees and expenses)	10.43%	5.67%	6.34%
Bank of America Merrill Lynch US High Yield Index** (reflects no deductions for fees and expenses)	7.47%	5.80%	6.18%
Class A Shares*** Before taxes	N/A	N/A	N/A
Barclays Capital Global High-Yield Index (reflects no deductions for fees and expenses)	10.43%	5.67%	N/A
Bank of America Merrill Lynch US High Yield Index** (reflects no deductions for fees and expenses)	7.47%	5.80%	N/A
*The Institutional Class Shares began operating on September 20, 2012.  The Class C Shares began operating on September 26, 2012. The Class A Shares have not yet commenced operations. The performance of the Fund is attributable to its previous investment adviser until July 31, 2015.
**In prior prospectuses, the Fund compared its performance against the Barclays Capital Global High-Yield Index.  The Advisor believes the Bank of America Merrill Lynch US High Yield Index is a more appropriate and accurate index against which to compare the Fund's investment strategies than the Barclays Capital Global High-Yield Index and, therefore, the  Bank of America Merrill Lynch US High-Yield Index will replace the Barclays Capital Global High-Yield Index in future comparisons.
***The Class A Shares have not yet commenced operations, and therefore will not have performance data to present for one calendar year.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.
MANAGEMENT
Investment Advisor. Cavalier Investments, LLC serves as the Fund's investment advisor.
During part of the Fund's 2016 fiscal year, the Fund's investment adviser was FolioMetrix, LLC.
Investment Sub-Advisor.  Carden Capital LLC serves as the Fund's investment sub-advisor.

Portfolio Managers. The Fund's portfolio managers are Scott Wetherington with Cavalier Investments, and Gavan Duemke and Sean Wright with Carden Capital LLC.  Mr. Wetherington has provided services to the Fund since July 15, 2016 and Messrs. Duemke and Wright have provided services since August 1, 2016.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment for all Funds and all share classes is $1,000 and the minimum subsequent investment is $50, although the minimums may be waived or reduced in some cases.
You can purchase or redeem Fund shares from the Funds by mail, facsimile, telephone, and bank wire. Redemption orders of Fund shares by mail should be sent to the Cavalier Funds, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 919-882-9281.  Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders.  The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

 TAX INFORMATION
The Funds' distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank) the Funds may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.
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